FORBEARANCE AGREEMENT

FORBEARANCE AGREEMENT, dated of as February 7, 2008, by and between WHERIFY WIRELESS, INC., (“Wherify”), WHERIFY CALIFORNIA, INC. (“Wherify California”) YA GLOBAL INVESTMENTS, L.P. (formerly, CORNELL CAPITAL PARTNERS, LP) (“YA Global”). All capitalized terms used herein shall have the respective meanings assigned thereto in the Transaction Documents (as defined below) unless otherwise defined herein.

W I T N E S S E T H:

WHEREAS, Wherify, Wherify California, and YA Global have entered into certain financing arrangements set forth on Schedule A attached hereto and referred to herein as the “Transaction Documents” pursuant to which, YA Global is the holder of the following secured convertible debentures (collectively, the “Debentures”) issued by Wherify:

Debenture Description	Principal Outstanding	Accrued and Unpaid Interest
Secured Convertible Debenture (no. CCP-1) issued on March 10, 2006 in the original principal amount of $2,500,000	$2,375,000[1]	$255,377.56
Secured Convertible Debenture (no. CCP-2) issued on March 14, 2006 in the original principal amount of $2,600,000	$2,500,000	$353,356.16

The amounts referenced in this chart above are as of February 6, 2008 and do not include any additional costs, charges, expenses, or liquidated damages.

WHEREAS, Wherify has breached the terms of the Transaction Documents as set forth in the notice of default dated February 1, 2008 (the “Existing Defaults”) a copy of which is attached hereto as Exhibit A.

WHEREAS, Wherify has requested that YA Global forbear from exercising its rights as a result of the Existing Defaults, which are continuing, and agree not to convert the Debentures, before March 6 2008; and

WHEREAS, YA Global are willing to agree to forbear from exercising certain of its rights and remedies and agree not to convert the Debentures before March 6, 2008 on the terms and conditions specified herein;

NOW, THEREFORE, in consideration of the foregoing, and the respective agreements, warranties and covenants contained herein, the parties hereto agree, covenant and warrant as follows:

1 This does not include any deduction of principal for the $30,000 conversion notice dated January 18, 2008.

1.	ACKNOWLEDGMENTS.

a.
Acknowledgement of Obligations. Wherify and Wherify California hereby acknowledge, confirm and agree that as of the date hereof, Wherify is indebted to YA Global under the Debentures and the Transaction Documents in the outstanding principal amount plus accrued and unpaid interest thereon set forth in the first Whereas clause above. In addition to the principal and interest set forth herein, all interest accrued and accruing hereafter and all liquidated damaged, fees, costs, expenses and other charges now or hereafter payable by Wherify or Wherify California to YA Global under the Transaction Documents (collectively, the “Obligations”), are unconditionally owing by Wherify to YA Global, without offset, defense or counterclaim of any kind, nature or description whatsoever.

b.
Acknowledgement of Security Interests. Wherify hereby acknowledges, confirms and agrees that YA Global has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Pledged Property heretofore granted to YA Global pursuant to the Security Agreement between Wherify and YA Global dated March 10, 2006, in the Pledged Shares heretofore granted to YA Global pursuant to the Pledge and Escrow Agreement among Wherify, David Gonzalez, Esq. and YA Global dated March 10, 2006, or otherwise granted to or held by YA Global. Wherify California, Inc. hereby acknowledges, confirms and agrees that YA Global has and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Pledged Property heretofore granted to YA Global pursuant to the Security Agreement between Wherify California, Inc. and YA Global dated March 10, 2006 or otherwise granted to or held by the YA Global.

c.
Binding Effect of Documents. Wherify and Wherify California hereto acknowledge, confirm and agree that: (a) each of the Transaction Documents to which it is a party has been duly executed and delivered to YA Global by Wherify or Wherify California, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Wherify or Wherify California contained in such documents and in this Agreement constitute the legal, valid and binding obligations of Wherify and Wherify California, enforceable against each in accordance with their respective terms, and Wherify and Wherify California have no valid defense to the enforcement of such obligations, and (c) YA Global is and shall be entitled to the rights, remedies and benefits provided for in the Transaction Documents and applicable law, without setoff, defense or counterclaim of any kind, nature or descriptions whatsoever.

2.	FORBEARANCE IN RESPECT OF CERTAIN EVENTS OF DEFAULT.

a.
Acknowledgement of Default. Wherify and Wherify California hereby acknowledge and agree that the Existing Defaults have occurred and are continuing, and each constitutes an Event of Default and entitles YA Global to exercise their rights and remedies under the Transaction Documents, applicable law or otherwise. Wherify further represents and warrants that as of the date hereof no other Event of Default under the Transaction Documents exist. YA Global has not waived, presently do not intend to waive and may never waive such Existing Defaults and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver. Wherify hereby acknowledges and agrees that YA Global have the presently exercisable right to declare the Obligations to be immediately due and payable under the terms of the Transaction Documents.

b.	Forbearance.

i.
In reliance upon the representations, warranties and covenants of Wherify and Wherify California contained in this Agreement, and subject to the terms and conditions of this Agreement and any documents or instruments executed in connection herewith, YA Global agrees to forbear from exercising its rights and remedies under the Transaction Documents or applicable law in respect of or arising out of the Existing Defaults, subject to the conditions, amendments and modifications contained herein for the period (the “Forbearance Period”) commencing on the date hereof and ending on March 6, 2008, so long as the following conditions are met: (i) Wherify strictly complies with the terms of this Agreement, and (ii) there is no occurrence or existence of any Event of Default, other than the Existing Defaults.

ii.
Upon the termination or expiration of the Forbearance Period, the agreement of YA Global to forbear shall automatically and without further action terminate and be of no force and effect, it being expressly agreed that the effect of such termination will be to permit YA Global to exercise such rights and remedies immediately, including, but not limited to, the acceleration of all of the Obligations without any further notice, passage of time or forbearance of any kind. This Agreement shall be deemed to satisfy any and all requirements by YA Global to notify Wherify and Wherify California of the occurrence of the Existing Defaults and satisfies any obligation by YA Global to give Wherify or Wherify California an opportunity to cure the Existing Defaults.

c.	No Other Waivers; Reservation of Rights.

i.
YA Global has not waived, is not by this Agreement waiving, and has no intentions of waiving, any Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Existing Defaults or otherwise), and YA Global has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Existing Defaults to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

ii.
Subject to Section 2(b) above (solely with respect to the Existing Defaults), YA Global reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Transaction Documents as a result of any Events of Default which may be continuing on the date hereof or any Event of Default which may occur after the date hereof, and YA Global has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

3.	COVENANTS OF WHERIFY AND WHERIFY CALIFORNIA

a.
DEFAULT CONVERSION PRICE. From and after the date hereof, the Default Conversion Price as set forth in the Debentures shall be equal to the lesser of (a) the Fixed Conversion Price, or (b) seventy percent (70%) of the lowest Closing Bid Price of the Common Stock as quoted by Bloomberg, LP during the fifteen (15) trading days immediately preceding the Conversion Date.

b.
CONVERSION LIMITATION. YA Global agrees that for the 30 day period beginning on the date hereof, it shall not convert in excess of $80,000 under the Debentures while the market price of the Common Stock is less than 12 cents. YA further agrees that following the expiration of the first 30 day period, it will not convert in excess of $120,000 under the Debentures in each of the next two 30 day periods while the market price of the Common Stock is less than 12 cents. There shall be no conversion limitations while the market price is greater than 12 cents.

c.
FURTHER ASSURANCES. Wherify and Wherify California shall, from and after the execution of this Agreement, execute and deliver to YA Global whatever additional documents, instruments, and agreements that YA Global may require in order to correct any document deficiencies, or to vest or perfect the Transaction Documents and the collateral granted therein more securely in YA Global and/or to otherwise give effect to the terms and conditions of this Agreement, and hereby authorize YA Global to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, YA Global deems necessary to perfect or evidence YA Global’s security interests and liens in any such collateral.

d.
NON-INTERFERENCE.  From and after the termination of the Forbearance Period, Wherify and Wherify California agree not to interfere with the exercise by YA Global of any of its rights and remedies.  Wherify and Wherify California further agree that they shall not seek to distrain or otherwise hinder, delay, or impair YA Global’s efforts to realize upon any collateral granted to YA Global, or otherwise to enforce its rights and remedies pursuant to the Transaction Documents.  The provisions of this Paragraph shall be specifically enforceable by YA Global.

e.
CROSS DEFAULT.  Wherify and Wherify California hereby acknowledge and agree that any default or Event of Default under this Agreement or under any Transaction Document shall constitute an Event of Default under each other Transaction Document.

4.
RELEASE. In exchange for the accommodations made by YA Global herein, Wherify and Wherify California do hereby, on behalf of themselves and their agents, representatives, attorneys, assigns, heirs, subsidiaries, executors and administrators (collectively, “Company Parties”) RELEASE AND FOREVER DISCHARGE YA Global and its subsidiaries and its respective affiliates, parents, joint ventures, officers, directors, shareholders, interest holders, members, managers, employees, consultants, representatives, successors and assigns, heirs, executors and administrators (collectively, “Buyer Parties”) from all causes of action, suits, debts, claims and demands whatsoever known or unknown, at law, in equity or otherwise, which the Company Parties ever had, now has, or hereafter may have on or prior to the date hereof, and any claims for reasonable attorneys’ fees and costs, and including, without limitation, any claims relating to fees, penalties, liquidated damages, and indemnification for losses, liabilities and expenses. The release contained in this Section is effective without regard to the legal nature of the claims raised and without regard to whether any such claims are based upon tort, equity, or implied or express contract. It is expressly understood and agreed that this release shall operate as a clear and unequivocal waiver by the Company Parties of any such claim whatsoever.

5.	PROVISIONS OF GENERAL APPLICATION

a.
Correction. The parties hereto agree that the reference to the date October 2, 2007 in the first sentence of the notice of default attached hereto as Exhibit A was an error and should be December 12, 2007.

b.
Effect of this Agreement. Except as modified pursuant hereto, no other changes or modifications to the Transaction Documents are intended or implied and in all other respects the Transaction Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and the other Transaction Documents, the terms of this Agreement shall control. The Transaction Documents and this Agreement shall be read and construed as one agreement.

c.
Governing Law. This Agreement shall be interpreted according to the laws of the State of New Jersey and shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Any notices, demands, consents, other writings or communications permitted or required by this Agreement shall be given in the manner and to the address as set forth in the Transaction Documents.

d.
Mutual Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE BETWEEN FACTOR AND CLIENT ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER FACTORING DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

[SIGNATURE PAGE IMMEDIATELY TO FOLLOW

IN WITNESS WHEREOF, this Agreement is executed and delivered as of the day and year first above written.

WHERIFY WIRELESS, INC.

By:
Name:
Title: Chief Executive Officer

WHERIFY CALIFORNIA, INC.

By:
Name:
Title:
YA GLOBAL INVESTMENTS, L.P.

By: Yorkville Advisors, LLC
Its: Investment Manager

By:
Name:
Title:

SCHEDULE A

TRANSACTION DOCUMENTS

Securities Purchase Agreement dated March 10, 2006 between Wherify and YA Global.

Debenture No.CCP-1 issued to YA Global on March 10, 2006 in the original principal amount of $2,500,000.

Debenture No.CCP-2 issued to YA Global on March 14, 2006 in the original principal amount of $2,500,000.

Warrant No.CCP-001a issued to YA Global on March 10, 2006 to purchase 7,000,000 shares of common stock.

Investor Registration Rights Agreement dated March 10, 2006 between Wherify and YA Global.

Security Agreement dated March 10, 2006 between Wherify and YA Global.

Security Agreement dated March 10, 2006 between Wherify California and YA Global.

Pledge and Escrow Agreement dated March 10, 2006 among Wherify, David Gonzalez, and YA Global.

Irrevocable Transfer Agent Instructions dated March 10, 2006 among Wherify, David Gonzalez, American Stock Transfer and Trust, and YA Global.

Letter Agreement dated November 3, 2006 between YA Global and Wherify regarding the Debentures and Warrants.

Letter Agreement dated April 21, 2006 between YA Global and Wherify regarding amendments to the Debentures.

Letter Agreement dated February 2, 2007 between YA Global and Wherify concerning certain amendments.

EXHIBIT A

DEFAULT NOTICE